UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 24, 2006


                             Headwaters Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     1-32459                 87-0547337
----------------------------        ------------          ----------------------
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)          Identification Number)


         10653 South River Front Parkway, Suite 300
         South Jordan, UT                                     84095
         ----------------------------------------           ----------
         (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (801) 984-9400

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Certain statements contained in this Current Report on Form 8-K are forward-looking statements within the meaning of federal securities laws and Headwaters intends that such forward-looking statements be subject to the safe-harbor created thereby.

         Forward-looking statements include Headwaters' expectations as to the managing and marketing of coal combustion products, the production and marketing of building materials and products, the licensing of technology and chemical sales to alternative fuel facilities, the receipt of product sales, license fees and royalty revenues which are subject to tax credit phase-out risks, the development, commercialization, and financing of new technologies and other strategic business opportunities and acquisitions, and other information about Headwaters. Such statements that are not purely historical by nature, including those statements regarding Headwaters' future business plans, the operation of facilities, the availability of tax credits in an environment of high oil prices and potential tax credit phase out, the availability of feedstocks, and the marketability of the coal combustion products, building products, and synthetic fuel, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding future events and our future results that are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Actual results may vary materially from such expectations. Words such as "expects," "anticipates," "targets," "goals," "projects," "believes," "seeks," "estimates," or variations of such words and similar expressions, are intended to identify such forward-looking statements. Any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances, are forward-looking.

         In addition to matters affecting the coal combustion products, alternative fuel, and building products industries or the economy generally, factors which could cause actual results to differ from expectations stated in forward-looking statements include, among others, the risk factors described in
Item 7 in Headwaters' Annual Report on Form 10-K for the fiscal year ended September 30, 2005, Quarterly Reports on Form 10-Q, and other periodic filings and prospectuses. Although Headwaters believes that its expectations are based on reasonable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that our results of operations will not be adversely affected by such factors. Unless legally required, we undertake no obligation to revise or update any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.

Item 2.02. Results of Operations and Financial Condition.
           ---------------------------------------------

         On January 24, 2006, we issued our December 31, 2005 earnings press release. A copy of that press release is attached hereto as Exhibit 99.1. The information in Item 2.02 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

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

Item 7.01. Regulation FD Disclosure.
           -------------------------

         To supplement our condensed consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), we use a non-GAAP measure called EBITDA. EBITDA is net income adjusted by adding net interest expense, income taxes, depreciation and amortization ("EBITDA"). Management uses EBITDA internally to measure the amount of cash generated by Headwaters and to make decisions about the amount of capital expenditures Headwaters will make and where to allocate capital. EBITDA is also provided to enhance the user's overall understanding of our current financial performance, our ability to service our debt, our compliance with current debt covenants and our ability to fund future growth. Therefore, we believe that EBITDA provides useful information to our investors regarding our performance and overall results of operations. The EBITDA measure presented in the press release may not be comparable to similarly titled measures presented by other companies.

         The information in Item 7.01 of this Current Report, including Exhibit
99.1 attached hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item
7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
           ---------------------------------

         (c) Exhibits.

                  Exhibit 99.1: Press release announcing Headwaters' financial results for the quarter ended December 31, 2005

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 24, 2006                         HEADWATERS INCORPORATED
                                               (Registrant)


                                               By: /s/ Kirk A. Benson
                                                  -------------------------
                                               Kirk A. Benson
                                               Chief Executive Officer
                                               (Principal Executive Officer)

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